UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 18, 2006

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212)894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 18, 2006, Vornado Realty L.P. (the “Operating Partnership”) commenced a consent solicitation (the “Consent Solicitation”) to amend the terms of the following series of its outstanding notes (the “Securities”):

Outstanding Principal Amount	Security Description	Consent Payment Per $1,000
$ 500,000,000	5.625% Notes due 2007	$ 1.25
$ 250,000,000	4.50% Notes due 2009	$ 3.75
$ 200,000,000	4.75% Notes due 2010	$ 3.75

The purpose of the Consent Solicitation is to obtain the consent of the holders of the Securities to modifications of certain covenants and related defined terms governing the terms of the Securities to make them consistent with corresponding provisions of the covenants and defined terms included in the 5.60% Notes due 2011 that the Operating Partnership issued on February 16, 2006. The Consent Solicitation will be governed by the terms and conditions set forth in the Consent Solicitation Statement, dated April 18, 2006 (the “Consent Solicitation Statement”), which is attached as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1, shall not be treated as filed for purposes of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

99.1         Consent Solicitation Statement, dated April 18, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:
/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer
Date: April 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

	By:	VORNADO REALTY TRUST,

Sole General Partner

By:
/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 19, 2006

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